UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2006

PORTALPLAYER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51004	77-0513807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 W. Plumeria Drive San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 521-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Material Agreement

On November 6, 2006, PortalPlayer, Inc., a Delaware corporation (“PortalPlayer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among PortalPlayer, NVIDIA Corporation, a Delaware corporation (“NVIDIA”), and Partridge Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of NVIDIA (“Merger Sub”), pursuant to which Merger Sub will merge with and into PortalPlayer, with PortalPlayer as the surviving corporation and a wholly owned subsidiary of NVIDIA (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of PortalPlayer common stock, $0.0001 par value per share, will be canceled and will be automatically converted into the right to receive $13.50 in cash, without interest thereon. In connection with the Merger, NVIDIA will also, in its discretion, assume or substitute outstanding options to purchase PortalPlayer common stock pursuant to the terms of the Merger Agreement at a conversion ratio equal to a fraction having a numerator equal to $13.50 and having a denominator equal to the average closing price of NVIDIA’s common stock as reported on NASDAQ for the period of ten consecutive trading days ending on the second trading day prior to the closing date of the Merger.

Completion of the Merger is subject to customary closing conditions, including (i) adoption of the Merger Agreement by PortalPlayer’s stockholders, (ii) expiration or termination of the applicable waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and/or regulatory approvals and (iii) the absence of any order or injunction prohibiting the consummation of the Merger.

The Board of Directors of PortalPlayer, unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger were advisable, fair to and in the best interest of PortalPlayer and its stockholders. Cowen and Company, LLC served as financial advisor to PortalPlayer and rendered a fairness opinion to PortalPlayer’s Board of Directors as to the fairness, from a financial point of view, of the consideration to be received by PortalPlayer’s stockholders in the Merger.

In connection with the Merger, PortalPlayer entered into a letter agreement with its Chief Executive Officer, Mr. Gary Johnson, on November 5, 2006, pursuant to which Mr. Johnson agreed to exercise his warrant to purchase 41,067 shares of PortalPlayer common stock prior to the effective time of the Merger.

The foregoing description of the Merger Agreement and the letter agreement with Gary Johnson is qualified in its entirety by reference to the full text of the Merger Agreement and the letter agreement, as applicable, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. A press release, issued on November 6, 2006, announcing the signing of the Merger Agreement, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

PortalPlayer will file a proxy statement with the SEC in connection with the proposed merger. Investors and shareholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding NVIDIA, PortalPlayer, the proposed merger, the persons soliciting proxies in connection with the proposed merger on behalf of PortalPlayer and the interests of those persons in the proposed merger and related matters. PortalPlayer intends to mail the proxy statement to its stockholders as soon as practicable. Investors and shareholders will be able to obtain a copy of the proxy statement and other documents filed by PortalPlayer with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by PortalPlayer are available free of charge by contacting PortalPlayer Investor Relations (Kristine Mozes, 781-652-8875).

Participants in Solicitation

PortalPlayer, and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the PortalPlayer shareholders in connection with the proposed merger and related items. Information regarding the directors and executive officers of PortalPlayer and their ownership of PortalPlayer stock is set forth in PortalPlayer’s proxy statement for PortalPlayer’s 2006 annual meeting of stockholders. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.

Certain statements in this filing including, but not limited to, statements regarding the anticipated benefits of the acquisition of PortalPlayer, the next generation of mobile devices, NVIDIA’s ongoing investments in its handheld product strategy, the next digital revolution, and the NVIDIA conference call are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Such risks and uncertainties include, but are not limited to, the risk that we will not realize the anticipated benefits of this acquisition; that the merger will not be consummated; failure to receive regulatory approval for the acquisition; failure to obtain the approval of the PortalPlayer shareholders; risks associated with acquisitions including the ability to successfully integrate technologies, employees and operations; diversion of management’s attention; retaining key employees; risks associated with international operations; trends in the semiconductor and handheld device industries; failure of handheld device initiatives; slower than anticipated growth of the market for handheld devices; the impact of competitive products and technological advances; reliance on third party manufacturers; market acceptance of new products and technologies and other risks detailed from time to time in the reports NVIDIA and PortalPlayer file with the Securities and Exchange Commission including NVIDIA’s Form 10-Q for the quarter ended April 30, 2006 and PortalPlayer’s Form 10-Q for the period ended June 30, 2006. Copies of reports NVIDIA and PortalPlayer filed with the SEC are posted on the respective company’s Web site and are available from NVIDIA or PortalPlayer without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA and PortalPlayer disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 6, 2006, by and among the Registrant, NVIDIA Corporation, a Delaware corporation, and Partridge Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of NVIDIA.

10.1	Letter Agreement dated November 5, 2006, by and between the Registrant and Gary Johnson.

99.1	Press release dated November 6, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2006

PORTALPLAYER, INC.

By:	/s/ Svend-Olav Carlsen
Svend-Olav Carlsen
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 6, 2006, by and among the Registrant, NVIDIA Corporation, a Delaware corporation, and Partridge Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of NVIDIA.

10.1	Letter Agreement dated November 5, 2006, by and between the Registrant and Gary Johnson.

99.1	Press release dated November 6, 2006

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